POWER OF ATTORNEY
Allianz Life Insurance Company of New York

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg and Erik T. Nelson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration listed below that has been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of New York S-1 Registration 33 Act No.
Allianz Index Advantage New York Variable Annuity Pending

Signature                                                    Title                                                                  Date

/s/ Walter White                                                                                                                  11/26/2012
Chairman of the Board and                        __________
Walter R. White                                                   Chief Executive Officer

/s/ Giulio Terzariol                                                                                                              11/26/2012
Director, Chief Financial Officer and       __________
Giulio Terzariol                                                   Treasurer

/s/ Stephen R. Herbert                                                                                                          11/20/2012
Director                                                        __________
Stephen R. Herbert

/s/ Eugene Wilkinson                                                                                                           11/21/2012
Director                                                         __________
Eugene T. Wilkinson

/s/ Gary Smith                                                                                                                        09/17/2013
Director                                                         __________
Gary A. Smith

/s/ Martha Clark Goss                                                                                                            12/17/2012
Director                                                         __________
Martha Clark Goss

/s/ Steven Thiel                                                                                                                       11/26/2012
Director, Vice President, and Appointed     __________
Steven J. Thiel                                                   Actuary

Allianz Life of NY S-1 POA (Index Advantage) – Dec 2012     Page 1 of 2

/s/ Thomas Burns                                                                                                                 11/26/2012
Director and President                                __________
Thomas P. Burns

/s/ Yvonne K. Franzese                                                                                                        12/12/2012
Director                                                        __________
Yvonne K. Franzese

/s/ Marc B. Olson                                                                                                                11/29/2012
Director and Vice President,                       __________
Marc B. Olson                                               Financial Consulting

/s/ Michael Baney                                                                                                                12/02/2012
Director                                                        __________
Michael Baney

/s/ Ronald M. Clark                                                                                                               04/02/2013
Director                                                          __________
Ronald M. Clark

Allianz Life of NY S-1 POA (Index Advantage) – Dec 2012     Page 2 of 2